Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

( in thousands, except share data)

	(1)	(2)
	September 30,	December 31,
	2013	2012
ASSETS
Cash and due from banks	$9,789	$14,261
Interest bearing deposits with banks	23	136
Cash and cash equivalents	9,812	14,397
Interest bearing time deposits with banks	249	847
Securities available for sale	128,153	122,338
Restricted investment in Federal Home Loan Bank (FHLB) stock	2,065	1,726
Investment in unconsolidated subsidiary	4,094	4,000
Loans	282,782	277,500
Less: Allowance for loan losses	(2,467)	(3,281)
Total loans, net of allowance for loan losses	280,315	274,219
Premises and equipment, net	6,169	6,472
Other real estate owned	445	428
Bank owned life insurance and annuities	14,754	14,402
Equity investment in low income housing project	3,983	3,796
Core deposit intangible	130	164
Goodwill	2,046	2,046
Accrued interest receivable and other assets	4,538	4,034
Total assets	$456,753	$448,869
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$73,299	$71,318
Interest bearing	310,443	315,433
Total deposits	383,742	386,751

Securities sold under agreements to repurchase	4,480	3,836
Short-term borrowings	13,863	1,600
Other interest bearing liabilities	1,335	1,305
Accrued interest payable and other liabilities	4,393	5,080
Total liabilities	407,813	398,572
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,196,566 shares at September 30, 2013;
4,218,361 shares at December 31, 2012	4,746	4,746
Surplus	18,363	18,346
Retained earnings	39,074	38,824
Accumulated other comprehensive loss	(2,657)	(1,419)
Cost of common stock in Treasury:
549,260 shares at September 30, 2013;
527,465 shares at December 31, 2012	(10,586)	(10,200)
Total stockholders' equity	48,940	50,297
Total liabilities and stockholders' equity	$456,753	$448,869

(1) Unaudited

(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Interest income:
Loans, including fees	$3,743	$3,930	$11,140	$12,199
Taxable securities	329	337	938	1,004
Tax-exempt securities	149	190	447	554
Other interest income	3	7	16	23
Total interest income	4,224	4,464	12,541	13,780
Interest expense:
Deposits	711	891	2,204	2,774
Securities sold under agreements to repurchase	1	1	3	2
Other interest bearing liabilities	7	6	16	18
Total interest expense	719	898	2,223	2,794
Net interest income	3,505	3,566	10,318	10,986
Provision for loan losses	100	60	266	1,237
Net interest income after provision for loan losses	3,405	3,506	10,052	9,749
Non-interest income:
Customer service fees	341	323	961	957
Debit card fee income	211	202	610	611
Earnings on bank-owned life insurance and annuities	112	134	317	345
Trust fees	83	85	257	305
Commissions from sales of non-deposit products	73	128	292	288
Income from unconsolidated subsidiary	42	62	146	180
Fees derived from loan activity	14	51	126	146
Gain on sales of loans	84	215	265	420
(Loss) gain on calls of securities	(1)	-	-	2
Gain from life insurance proceeds	-	-	-	53
Other non-interest income	64	53	181	183
Total non-interest income	1,023	1,253	3,155	3,490
Non-interest expense:
Employee compensation expense	1,358	1,314	3,968	3,881
Employee benefits	399	500	1,245	1,513
Occupancy	234	231	719	689
Equipment	116	125	350	384
Data processing expense	367	364	1,082	1,074
Director compensation	56	58	169	177
Professional fees	95	105	281	286
Taxes, other than income	120	115	362	346
FDIC Insurance premiums	75	82	247	242
(Gain) loss on sales of other real estate owned	(3)	4	(37)	3
Amortization of intangibles	12	12	34	34
Amortization of investment in low-income housing partnership	145	-	290	-
Other non-interest expense	375	363	1,004	1,109
Total non-interest expense	3,349	3,273	9,714	9,738
Income before income taxes	1,079	1,486	3,493	3,501
Provision for income taxes	60	354	459	736
Net income	$1,019	$1,132	$3,034	$2,765
Earnings per share
Basic	$0.24	$0.27	$0.72	$0.65
Diluted	$0.24	$0.27	$0.72	$0.65
Cash dividends declared per share	$0.22	$0.22	$0.66	$0.66
Weighted average basic shares outstanding	4,208,567	4,235,207	4,215,009	4,231,718
Weighted average diluted shares outstanding	4,208,972	4,236,542	4,216,000	4,234,008

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30,	June 30,
	2013	2013
Interest income:
Loans, including fees	$3,743	$3,707
Taxable securities	329	312
Tax-exempt securities	149	147
Other interest income	3	7
Total interest income	4,224	4,173
Interest expense:
Deposits	711	736
Securities sold under agreements to repurchase	1	1
Other interest bearing liabilities	7	4
Total interest expense	719	741
Net interest income	3,505	3,432
Provision for loan losses	100	86
Net interest income after provision for loan losses	3,405	3,346
Non-interest income:
Customer service fees	341	310
Debit card fee income	211	205
Earnings on bank-owned life insurance and annuities	112	108
Trust fees	83	85
Commissions from sales of non-deposit products	73	103
Income from unconsolidated subsidiary	42	50
Fees derived from loan activity	14	52
Gain on sales of loans	84	85
Loss on calls of securities	(1)	-
Other non-interest income	64	57
Total non-interest income	1,023	1,055
Non-interest expense:
Employee compensation expense	1,358	1,387
Employee benefits	399	384
Occupancy	234	240
Equipment	116	114
Data processing expense	367	361
Director compensation	56	56
Professional fees	95	91
Taxes, other than income	120	119
FDIC Insurance premiums	75	82
Gain on sales of other real estate owned	(3)	(8)
Amortization of intangibles	12	11
Amortization of investment in low-income housing partnership	145	145
Other non-interest expense	375	348
Total non-interest expense	3,349	3,330
Income before income taxes	1,079	1,071
Provision for income taxes	60	62
Net income	$1,019	$1,009
Earnings per share
Basic	$0.24	$0.24
Diluted	$0.24	$0.24
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,208,567	4,218,206
Weighted average diluted shares outstanding	4,208,972	4,219,606